Endeavor Power Corporation 10-Q

EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gardner Williams, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Quarterly Report on Form 10-Q of Endeavor Power Corporation for the three months ended March 31, 2012 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Endeavor Power Corporation.

Dated: November 5, 2012

/s/ Gardner Williams
Gardner Williams
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)
Endeavor Power Corporation

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Endeavor Power Corporation and will be retained by Endeavor Power Corporation and furnished to the Securities and Exchange Commission or its staff upon request.